PROPERTY AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2020
7. PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consist of the following:

	June 30, 2020	December 31, 2019
	(Unaudited)
Transportation vehicles	$215,149	$218,147
Electronic equipment	90,588	87,176
Office equipment and furniture	663	27,941
Leasehold improvement	-	46,128
Subtotal	306,400	379,392
Less: accumulated depreciation	(256,383)	(301,610)
Property and equipment, net	$50,017	$77,782

Depreciation expense was $12,234 and $20,320 for the six months ended June 30, 2020 and 2019, respectively. In June 2020, China Liberal Beijing relocated its headquarters office to a new location for a efficient space. In connection with the office relocation, the Company disposed certain fully depreciated office equipment and furniture and leasehold improvement associated with the old office lease. The Company recognized a loss of $27,381 from such disposal.